UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2023

Daimler Trucks Retail Trust 2023-1
(Exact name of Issuing Entity as specified in its charter)
Central Index Key Number of Issuing Entity: 0001971264

Daimler Trucks Retail Receivables LLC
(Exact name of Depositor as specified in its charter)
Central Index Key Number of Depositor: 0001893766

Daimler Truck Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)
Central Index Key Number of Sponsor:  0001892832

State of Delaware	333-261321-02	88-3569762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14372 Heritage Parkway Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 991-6632

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

☐         Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐         Emerging growth company ☐

☐         If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 — Other Events

Item 8.01.	Other Events.

In connection with the $600,000,000 Asset Backed Notes (the “Offered Notes”) issued by Daimler Trucks Retail Trust 2023-1 and offered pursuant to the Prospectus dated September 20, 2023, annexed as exhibits to this Current Report on Form 8-K are legality and tax matters opinions of Sidley Austin LLP relating to the Offered Notes.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

5.1	Opinion of Sidley Austin LLP regarding legality.

8.1	Opinion of Sidley Austin LLP regarding certain tax matters.

23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER TRUCKS RETAIL RECEIVABLES LLC, as Depositor

	By:	/s/ Stephen Hathaway
Stephen Hathaway
Vice President

Date: September 27, 2023